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                                                                    EXHIBIT 99.2

      CERTIFICATION OF CHIEF FINANCIAL OFFICER UNDER 18 U.S.C. SECTION 1350

I, Michael P. Pinto, Executive Vice President and Chief Financial Officer of M&T Bank Corporation, hereby certify, to my knowledge:

         (1) that the Quarterly Report on Form 10-Q of M&T Bank Corporation for the quarterly period ended on March 31, 2003 filed with the Securities and Exchange Commission at File No. 1-9861 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

         (2) that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of M&T Bank Corporation.


The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.






/s/ Michael P. Pinto
-----------------------
Michael P. Pinto
May 15, 2003